Other current assets	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other current assets	Other current assets
An analysis of Other current assets is set forth below:

(€ million)	2020	2019	2018
Tax receivables, other than corporate income taxes	687	603	564
Other receivables	567	735	627
Prepaid expenses	525	493	469
Interest rate derivatives measured at fair value (see Note D.20.)	—	4	30
Currency derivatives measured at fair value (see Note D.20.)	58	184	134
Other current financial assets(a)	900	426	199
Total	2,737	2,445	2,023
(a) For 2019, this line includes an amount of $315 million deposited by Sanofi in an escrow account and released in March 2020 following the signature of an agreement to settle the CVR litigation with the trustee. For 2020, it mainly comprises bank loans and receivables falling due within less than one year with high-grade counterparties.